                                                                    EXHIBIT 10.2


                               FOURTH AMENDMENT TO
                     MEMBERSHIP INTEREST PURCHASE AGREEMENT


         This Fourth Amendment (the "Amendment") to Membership Interest Purchase Agreement is entered into as of the st day of October, 2004, by and among Terremark Worldwide, Inc. ("Buyer") and the following Members of the Technology Center of the Americas, LLC: LA Ref II Telecom Miami, LLC, LA Ref III Telecom Miami, LLC, LA Parallel II Telecom Miami, LLC, LA Parallel III Telecom Miami, LLC, LA Capital II Telecom Miami, LLC, LA Equity III Telecom Miami, LLC, Barrow Street Tecota, LP, and MHLP, LLC (formerly known as Calor Development, Ltd) (collectively the "Seller").


                                    RECITALS

         WHEREAS, TIG, LLC a Florida limited liability company ("TIG") entered into that certain Membership Interest Purchase Agreement, dated May 17, 2004, as amended on June 1, 2004, and further amended on June 29, 2004, by and among TIG, as buyer, and Seller (the "Member Purchase Agreement");

         WHEREAS, TIG, LLC a Florida limited liability company entered into that certain Membership Interest Purchase Agreement, dated May 17, 2004, as amended on June 1, 2004, and further amended on June 29, 2004, by and between TIG, as buyer, and Tecota Services Corp. (the "Manager Purchase Agreement");

         WHEREAS, TIG, LLC, a Florida limited liability company entered into that certain Assignment and Assumption Agreement dated July 20, 2004, by and among TIG as assignor and Buyer as Assignee, whereby TIG assigned Buyer all of TIG's right, title and interest in and to the Member Purchase Agreement;

         WHEREAS, TIG, LLC, a Florida limited liability company entered into that certain Assignment and Assumption Agreement dated July 20, 2004, by and among TIG as assignor and Buyer as Assignee, whereby TIG assigned Buyer all of TIG's right, title and interest in and to the Manager Purchase Agreement;

         WHEREAS, Buyer and Seller executed that certain Third Amendment to the Member Purchase Agreement and Manager Purchase Agreement, on September 30, 2004;

         WHEREAS, the Buyer and the Seller desire to further amend the Member Purchase Agreement as provided below; and

         NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, the parties agree as follows:

                                    AGREEMENT

         1. MODIFICATION OF CLOSING PROVISIONS. Section 2.3 of the Member Purchase Agreement is hereby deleted in its entirety and replaced with the following:

         SECTION 2.3 CLOSING.

                  (a) The closing of the transactions contemplated by this Agreement will take place at the offices of Terremark Worldwide at 2601 South Bayshore Drive, Suite 900, Miami, FL 33133 on or before or before the First December Option, Second December Option, or Third December Option (as defined below) with the final Closing extension date being December 31, 2004, as provided below (the "Closing"). At any Party's option the Closing shall be conducted by way of an escrow with a title company reasonably acceptable to the parties, in which case Buyer and Seller shall each pay 50% of any fee charged by the title company.

                  (b) The original Closing was to be September 30, 2004, and amended to be November 1, 2004, however the Buyer shall have three options, which are exercisable in sequence only, to extend the Closing (collectively the "December Options"):

                    (i) to December 1, 2004 (the "First December Option"), by the delivery to Seller of written notice of the exercise of the First December Option at any time on or prior to October 21, 2004, and together with the giving of such notice, depositing the sum of One Million Three Hundred and Eleven Thousand Four Hundred Seventy-One Dollars ($1,311,471) with the Escrow Agent (i.e., Kaye Scholer, LLP) by wire transfer of immediately available funds (pursuant to instructions provided by Seller which are attached hereto as Schedule A-1);

                    (ii) to December 15, 2004 (the "Second December Option") by the delivery to Seller, subsequent to the proper exercise of the First December Option, of written notice of the exercise of the Second December Option at any time on or prior to December 1, 2004, and together with the giving of such notice, depositing the sum of Four Hundred and Ninety Five Thousand Eight Hundred Dollars ($495,800) with the Escrow Agent (i.e., Kaye Scholer, LLP) by wire transfer of immediately available funds (pursuant to instructions provided by Seller which are attached hereto as Schedule A-1); and

                    (iii) to December 31, 2004 (the "Third December Option") by the delivery to Seller, subsequent to the proper exercise of both the First December Option and the Second December Option, of written notice of the exercise of the Third December Option at any time on or prior to December 15, 2004, and together with the giving of such notice, depositing the sum of Four Hundred and Ninety Five Thousand Eight Hundred Dollars ($495,800) with the Escrow Agent (i.e., Kaye Scholer, LLP) by wire transfer of immediately available funds (pursuant to instructions provided by Seller which are attached hereto as Schedule A-1).

         The December Options may only be exercised in chronological order by the Buyer, and the sum of the deposits for the each of the December Options ($2,311,471) shall collectively be referred to herein as the "Additional Deposit."

         In no event shall Buyer have any right to extend the Closing except as specifically provided in this Section 2.3. The Initial and the Additional Deposits made under prior amendments to the Member Purchase Agreement and the Additional Deposit under this 4th Amendment, or any portion of the Additional Deposit deposited in connection with the exercise of the December Options, shall be credited against the Purchase Price at the Closing. Without limiting the provisions of
         Section 8.11, TIME SHALL BE OF THE ESSENCE WITH RESPECT TO ALL DATES SET FORTH IN THIS SECTION 2.3.

2.       WAIVER.

         (a) If both (i) the Closing does not take place on or before December 31, 2004 (other than as a result of a default by the Seller hereunder) and (ii) on or before December 31, 2004 Ocean Bank and the Company have not executed and delivered an amendment to the loan documents evidencing the Ocean Bank 1st mortgage loan currently encumbering the Real Property (the "Ocean Bank Loan") extending the maturity date of the Ocean Bank Loan to a date that is no earlier than one year after the current stated maturity date of the Ocean Bank Loan, and at no additional cost to borrower other than the existing stated interest rate, then, effective as of 12:01 AM on January 1, 2005: (A) Buyer, in its capacity as the "Manager" of the Company under the Operating Agreement of Technology Center of the Americas LLC dated October 13, 2000 (the "LLC Agreement") shall be deemed to have irrevocably resigned and been removed as Manager of the Company (and the parties hereto agree that none of the conditions, notices or release requirements for the removal of the Manager set forth in Section 8.12 of the LLC Agreement shall be applicable to such resignation and removal), (B) the Board of Members (or an entity designated by the Board of Members) shall automatically become the Manager of the Company and (C) Buyer shall have no further right, power and/or authority to (and Buyer expressly agrees that it shall not take any action or exercise any rights to) (i) manage the day-to-day affairs or any other affairs of the Company, (ii) participate in making, or exercise any approval or consent rights with respect to, any decisions affecting the Company, (iii) act on behalf of the Company or (iv) bind the Company.

      (b) In furtherance of the foregoing, Buyer, on behalf of its self and all its affiliates, hereby waives any claim that Buyer or any of its affiliates may hereafter have against the Seller and their respective affiliates, members, partners, principals, agents and representatives with respect to actions taken by Seller or their agents or representatives on behalf of the Company from and after their becoming the Manager of the Company as provided above, including without limitation as a result of any claims made or threatened by Ocean Bank against Buyer or any of its affiliates under or with respect to any guaranty given by any of them in connection with the Ocean Bank Loan.

      (c) Buyer shall, at Buyer's sole cost and expense, execute and deliver to Lender such documents, instruments, certificates, assignments and other writings (including without limitation amendments to the LLC Agreement and/or letters of resignation), and do such other acts necessary or desirable for the better and more effective carrying out of the intents and purposes of the terms and provisions of this Section 2, as Seller may reasonably request from time to time.

      (d) The provisions of this Section 2 shall constitute an amendment to the LLC Agreement and in the event of any conflict between the provisions of this
Section 2 and the LLC Agreement, the provisions of this Section 2 shall control and be binding.

      (e) If and to the extent that the provisions of this Section 2 require the consent of Ocean Bank, Buyer agrees to obtain such consent on or before December 1, 2004, and, if such consent is required, the same shall be an additional condition to the right of Seller to extend the Closing beyond December 1, 2004

         3.       MISCELLANEOUS.

         (a) The Member Purchase Agreement is reaffirmed and ratified in all respects, except as expressly provided herein.

         (b) In the event of any conflict between the terms or provisions of this Amendment and the Member Purchase Agreement, then this Amendment shall prevail in all respects. Otherwise, the provisions of the Member Purchase Agreement shall remain in full force and effect.

         (c) Capitalized terms used in this Amendment and not otherwise defined in this Amendment have the meanings assigned to them in the Member Purchase Agreement.

         (d) This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same instrument. For purposes of authenticating this Amendment, facsimile signatures shall be deemed original.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



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


         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                         BUYER:

                                  TERREMARK WORLDWIDE, INC.


                                  By: /s/ ILLEGIBLE
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                         SELLER:

                         LA REF II TELECOM MIAMI, LLC

                         By: Lubert-Adler Real Estate Fund III, LP, a Delaware limited partnership

                                  By:      Lubert-Adler Group, LLC,
                                           a Delaware limited liability company,
                                           its General Partner

                                  By:      /s/ ILLEGIBLE
                                           -------------------------------------
                                  Name:
                                           -------------------------------------
                                  Title:
                                           -------------------------------------


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                  LA REF III TELECOM MIAMI, LLC

                  By:      Lubert-Adler Real Estate Fund III, LP,
                           a Delaware limited partnership

                           By:      Lubert-Adler Group, LLC,
                                    a Delaware limited liability company,
                                    its General Partner

                           By:      /s/ ILLEGIBLE
                                    --------------------------------------------
                           Name:
                                    --------------------------------------------
                           Title:
                                    --------------------------------------------


                  LA PARALLEL II TELECOM MIAMI, LLC

                  By:      Lubert-Adler Real Estate Fund II, LP,
                           a Delaware limited partnership

                           By:      Lubert-Adler Group, LLC,
                                    a Delaware limited liability company,
                                    its General Partner

                           By:      /s/ ILLEGIBLE
                                    --------------------------------------------
                           Name:
                                    --------------------------------------------
                           Title:
                                    --------------------------------------------


                  LA PARALLEL III TELECOM MIAMI, LLC

                  By:      Lubert-Adler Real Estate Fund III, LP,
                           a Delaware limited partnership

                           By:      Lubert-Adler Group, LLC,
                                    a Delaware limited liability company,
                                    its General Partner

                           By:      /s/ ILLEGIBLE
                                    --------------------------------------------
                           Name:
                                    --------------------------------------------
                           Title:
                                    --------------------------------------------


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]




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


                      LA CAPITAL II TELECOM MIAMI, LLC

                      By: Lubert-Adler Real Estate Fund II, LP, a Delaware limited partnership

                               By:      Lubert-Adler Group, LLC,
                                        a Delaware limited liability company,
                                        its General Partner

                               By:      /s/ ILLEGIBLE
                                        ----------------------------------------
                               Name:
                                        ----------------------------------------
                               Title:
                                        ----------------------------------------


                      LA EQUITY III TELECOM MIAMI, LLC

                      By:      Lubert-Adler Real Estate Equity Fund III, LP,
                               a Delaware limited partnership, its sole member

                               By:      Lubert-Adler Group III, LLC,
                                        a Delaware limited partnership,
                                        its general partner

                                        By:      Lubert -Adler Group III, LLC,
                                                 a Delaware limited liability
                                                 company, its general partner

                                        By:      /s/ ILLEGIBLE
                                                 -------------------------------
                                        Name:
                                                 -------------------------------
                                        Title:
                                                 -------------------------------


                      BARROW STREET TECOTA, LP

                      By:      Barrow Street Partners, LLC, its General Partner

                               By:      Barrow Street Partners, LLC, its
                                        Managing Member

                               By:      /s/ ILLEGIBLE
                                        ----------------------------------------
                               Name:
                                        ----------------------------------------
                               Title:
                                        ----------------------------------------

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                           MHLP, LLC, AS SUCCESSOR-IN INTEREST
                           TO CALOR DEVELOPMENT, LTD.

                                    By: Miami Heat Limited Partnership, its
                                        sole Member

                                        By:   FBA II, Inc., its general partner


                                    By:      /s/ ILLEGIBLE
                                             ----------------------------------
                                    Name:
                                             ----------------------------------
                                    Title:
                                             ----------------------------------





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